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                         UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C.  20549


     FORM 8-K/A (Amended)


                         CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


 Date of report (Date of earliest event reported) March 31, 2003

                        ADATOM.COM INC.
     (Exact name of registrant as specified in its charter)


                        DELAWARE   000-22967           43-17719999
(State or other jurisdiction of incorporation)   (Commission File
Number)     (IRS Employer Identification No.)


     The IMR, 400 South Beverly Drive, #214, Beverly Hills, Ca.,90212
            (Address of principal executive offices)

Registrants telephone number, including area code (310) 770-6689


ITEM 1:   Changes in Control of Registrant:

None

ITEM 2:   Acquisition or Disposition of Assets:

The 8-K that were filed on July 26, 2002 and October 7, 2002 is amended to correct the fact that the subsidiaries listed below that were intended to be spun-off on those above dates, the transactions have been cancelled and these companies listed below remain subsidiaries of Adatom.com Inc.

(1) Microgenix Canada Inc. - Canadian Corp. Unlimited common and preferred share no par value.
(2) Microgenix Manufacturing Inc. - a Canadian Corp. Unlimited common and preferred shares no par value.
(3) Microgenix Purification Systems Inc. - Canadian Corp. Unlimited common and preferred shares, no par value.
(4) Xcelarator Interactive Inc. - Nevada corp. 90,000,000 common and
10,000,000 preferred shares, par value $0.001.
(5) Xcelarator Studios Inc. - Ontario Corp. Unlimited common and preferred shares, no par value.
(6) Xcelarator Marketing Inc.- Ontario Corp. Unlimited common and preferred shares, no par value.
(7) Dtec Security Inc. - Delaware Corp. 80,000,000 common and 20,000,000 preferred shares, par value $0.0001.
(8) Resumesonline Inc. Ontario Corp. Unlimited common shares, unlimited
Class A, Class B and Class C shares, no par value.
(9) Powell McDougall Inc. - Nevis corp.
(10) Equity Retirement Savings Distributors Inc. Incorporated in the State
Of Delaware         50,000,000 common shares authorized, par value $0.001
Assets - $0; Liabilities - $0
(11) The Feinstein Report, Inc. Incorporated in the State of Nevada
90,000,000 common shares and 10,000,000 preferred shares authorized, par value $0.001  Assets - $0; Liabilities - $0
(12) Optical Graphics, Inc. Incorporated in the State of Nevada, 90,000,000 common shares and 10,000,000 preferred shares authorized, par value $0.001, Assets - $0; Liabilities - $0
(13) Freshtech Food Processors, Ltd. Incorporated in the State of Nevada, 90,000,000 common shares and 10,000,000 preferred shares authorized, par value $0.001, Assets - $0; Liabilities - $0
(14) Broadspot Wireless, Inc, Incorporated in the State of Nevada,
90,000,000 common shares and 10,000,000 preferred shares authorized, par value $0.001, Assets - $2,000; Liabilities - $0
(15) Sweet Selections, Ltd., Incorporated in the State of Nevada,
90,000,000 common shares and 10,000,000 preferred shares authorized, par value $0.001, Assets - $0; Liabilities - $0
(16) Form 59, Inc., Incorporated in the State of Nevada, 90,000,000 common shares and 10,000,000 preferred shares authorized, par value $0.001, Assets
- $0; Liabilities - $0
(17) First European American Financial Ltd., Incorporated in England, 50,000,000 common shares authorized (in process), Assets - $0; Liabilities - $0.
(18)  First European American Holdings Ltd. -Incorporated in Panama,
50,000,000 common shares authorized (in process), Assets - $0; Liabilities - $0.
(19) First European American Trust Ltd. - Incorporated in Nevis, 50,000,000 common shares authorized (in process), Assets - $0; Liabilities - $0.
(20) Morgan International Investment Group, Inc. - Incorporated in Panama, 50,000,000 common shares authorized, Assets - $0; Liabilities - $0
(21) First European American Credit Ltd. - Incorporated in Wyoming (US), 50,000,000 common shares authorized, no par value, Assets - $0; Liabilities - $
(22) Energy Concepts, Inc. - Incorporated in Wyoming (US), 50,000,000
common shares authorized, no par value, Assets - $0; Liabilities - $0
 (23) Oil Exploration International, Inc., Incorporated in Oregon,
1,000,000,000 shares authorized, par value $1 per share, Assets - $0; Liabilities - $0
(24) TIMR, Inc., Incorporated in Oregon, 1,000,000,000 shares authorized, par value $1 per share
Assets - $0; Liabilities - $0
(25) EquiArt Incorporated, Incorporated in Oregon, 1,000,000,000 shares authorized, par value $1 per share, Assets - $0; Liabilities - $0
(26) Taongi Real Estate and Development Corporation, Incorporated in
Oregon,       1,000,000,000 shares authorized, par value $1 per share,
Assets - $0; Liabilities - $0

(27) AQ Territorial Holdings, Ltd., Incorporated in Oregon, 100,000,000,000,000,000 shares authorized, par value $.00001 per share, preferred shares authorized 1,000,000,000 par value $25 per share, Assets - $0; Liabilities - $0
(28) First Public Securities Transfer Corporation, Incorporated in Oregon, 100,000,000 shares authorized, par value $.00001 per share, preferred, shares authorized 1,000,000,000 par value $25 per share, Assets - $0; Liabilities - $0
(29) Gamboa Properties, Inc., Incorporated in Oregon, 100,000,000 shares authorized, par value $.01 per share, preferred shares authorized 1,000,000 par value $25 per share, Assets - $0; Liabilities - $0
(30) The Berkshire Collection Inc., Incorporated In the State of Delaware, 50,000,000 common shares, 20,000,000 preferred shares, both have a par value of $0.001., $0 assets - $0 liabilities.

ITEM 3:   Legal Proceedings  Bankruptcy or Receivership:

         None.

ITEM 4:   Changes in Registrant's Certifying Accountant:

         None

ITEM 5:   Other Events:

        None

ITEM 6:   Registrant's Directors and Officers:

The Company's current officers and directors are:

Sandy Winick, President/Director
Sandy Winick, Secretary/Director

ITEM 7:   Market for the Registrants Common Equity and Related Shareholder
Matters:

         Shares of the Registrant trade on the OTC - PK under the symbol ADTM. Note:

         The Company has not declared any cash dividends on its common stock.

  FORWARD-LOOKING STATEMENTS

  Certain statements under this Item and elsewhere in this Form 8-K and in the exhibits to this Form 8-K are not historical facts but constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to: statements relating to potential growth or to potential increases in revenues and net income through previous, potential or possible mergers; acquisitions;
  license agreements; share exchanges; and joint ventures. These statements often can be identified by the use of terms such as "may", "will", "expect", "anticipate", "estimate", "should", "could", "plans", "believes", "potential", or "continuing", or the negative of these terms. Such forward-looking statements speak only as of the date made and may involve both known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the registrant to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Although the registrant believes that the expectations reflected in such forward-looking statements are reasonable, the registrant cannot guarantee future results, levels of activity, performance, achievements or events. Moreover, neither the registrant nor any other person assumes responsibility for the accuracy or completeness of such statements. The registrant disclaims any responsibility to revise any forward-looking statements to reflect events or circumstances after the date of such statement or to reflect the occurrence of anticipated or unanticipated events.

                           SIGNATURES


       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     ADATOM.COM, INC.



  Date:                   March 31, 2003
  By:  /S/ Sandy Winick
          Sandy Winick
     President and Secretary